EXHIBIT 21.1

SUBSIDIARIES OF THE COMPANY

Name	State of Incorporation	Names Under Which Subsidiary Does Business
Rush Truck Centers of Alabama, Inc.	Delaware	Rush Truck Center, Mobile Rush Peterbilt Truck Center, Mobile
Rush Truck Centers of Arizona, Inc.	Delaware

Rush Truck Center, Phoenix

Rush Peterbilt Truck Center, Phoenix

Rush Truck Center, Chandler

Rush Peterbilt Truck Center, Chandler

Rush Truck Center, Flagstaff

Rush Peterbilt Truck Center, Flagstaff

Rush Truck Center, Tucson

Rush Peterbilt Truck Center, Tucson

Rush Truck Center, Yuma

Rush Peterbilt Truck Center, Yuma

Rush Truck Centers of California, Inc.	Delaware

Complete Rush Truck Centers

Rush Peterbilt Truck Center, Pico Rivera

Rush Truck Center, Pico Rivera

Rush Peterbilt Truck Center, Fontana

Rush Truck Center, Fontana

Rush Peterbilt Medium Duty Truck Center, Fontana

Rush Isuzu Trucks, Fontana

Rush Medium Duty Truck Center, Fontana

Rush Truck Center, Fontana Used Trucks

Rush Truck Center, Sylmar

Rush Peterbilt Truck Center, Sylmar

Rush Truck Center, Escondido

Rush Peterbilt Truck Center, Escondido

Rush Truck Center, San Diego

Rush Peterbilt Truck Center, San Diego

Rush Truck Center, San Luis Obispo

Rush Peterbilt Truck Center, San Luis Obispo

Rush Truck Center, Whittier

Rush Isuzu Truck, Whittier

Rush Peterbilt Truck Center, Whittier

Rush Medium Duty Truck Centers of Colorado, Inc.	Delaware	Rush Medium Duty Truck Center, Denver Rush Medium Duty Ford Trucks, Denver Rush Isuzu Trucks, Denver
Rush Truck Centers of Colorado, Inc.	Delaware

Rush Truck Centers, Inc.

Rush Peterbilt Truck Center, Denver

Rush Truck Center, Denver

Rush Peterbilt Truck Center, Greeley

Rush Truck Center, Greeley

Rush Peterbilt Truck Center, Pueblo

Rush Truck Center, Pueblo

Rush Truck Centers of Florida, Inc.	Delaware

Rush Isuzu Trucks, Orlando

Rush Truck Center, Orlando

Rush Isuzu Truck Center, Orlando

Rush Peterbilt Truck Center, Orlando

Rush Truck Center, Orlando Light and Medium Duty

Rush Truck Center, Orlando South

Rush Truck Center, Winter Garden

Rush Peterbilt Truck Center, Winter Garden

Rush Isuzu Trucks, Winter Garden

Rush Truck Center, Haines City

Rush Peterbilt Truck Center, Haines City

Rush Truck Center, Tampa

Rush Peterbilt Truck Center, Tampa

Rush Truck Center, Jacksonville

Rush Peterbilt Truck Center, Jacksonville

Rush Peterbilt Truck Center

Name	State of Incorporation	Names Under Which Subsidiary Does Business
Rush Truck Centers of Georgia, Inc.	Delaware

Rush Medium Duty Truck Center, Atlanta

Rush Isuzu Trucks, Atlanta

Rush Truck Center, Atlanta

Rush International Truck Center, Atlanta

Rush Collision Center, Atlanta

Rush Truck Center, Doraville

Rush International Truck Center, Doraville

Rush Isuzu Trucks, Doraville

Rush Truck Center, Kennesaw

Rush Peterbilt Truck Center, Kennesaw

Rush Truck Center, Smyrna

Rush Bus Center, Atlanta

Rush Bus Center, Tifton

Rush Truck Centers of Idaho, Inc.	Delaware

Rush International Truck Center, Boise

Rush International Truck Center, Twin Falls

Rush International Truck Center, Idaho Falls

Rush International Truck Center, Heyburn

Rush International Truck Center, Lewiston

Rush Truck Center, Boise

Rush Truck Center, Twin Falls

Rush Truck Center, Idaho Falls

Rush Truck Center, Heyburn

Rush Truck Center, Lewiston

Rush Truck Centers of New Mexico, Inc.	Delaware	Rush Truck Center, Albuquerque Rush Peterbilt Truck Center, Albuquerque Rush Truck Center, Las Cruces Rush Peterbilt Truck Center, Las Cruces
Rush Truck Centers of North Carolina, Inc.	Delaware

Rush Collision Center, Charlotte

Rush International Truck Center, Charlotte

Rush Isuzu Trucks, Charlotte

Rush Peterbilt Truck Center, Charlotte

Rush Truck Center, Charlotte

Rush Truck Center Body Shop, Charlotte

Rush Medium Duty Truck Centers of Oklahoma, Inc.	Delaware	Rush Medium Duty Truck Center, Oklahoma City
Rush Truck Centers of Oklahoma, Inc.	Delaware

Rush Peterbilt Truck Center, Ardmore

Rush Peterbilt Truck Center, Oklahoma City

Rush Peterbilt Truck Center, Tulsa

Rush Truck Center, Ardmore

Rush Truck Center, Oklahoma City

Rush Truck Center, Tulsa

Rush Volvo Truck Center, Oklahoma City

Rush Volvo Truck Center, Tulsa

Rush Isuzu Trucks, Oklahoma City

Rush Used Truck Center, Tulsa

Rush Truck Rigging

Perfection Equipment

Perfection Truck Parts & Equipment, Oklahoma City

Perfection Truck Parts & Equipment, Tulsa

Translease

Oklahoma Trucks, Inc.

Tulsa Trucks, Inc.

Name	State of Incorporation	Names Under Which Subsidiary Does Business
Rush Truck Centers of Oregon, Inc.	Delaware	Rush International Truck Center, Ontario Rush Truck Center, Ontario
Rush Truck Centers of Tennessee, Inc.	Delaware	Rush Truck Center, Nashville Rush Peterbilt Truck Center, Nashville
Rush Truck Centers of Texas, L.P.	Texas

Custom Vehicle Solutions

Houston Peterbilt, Inc.

Laredo Peterbilt, Inc.

Lufkin Peterbilt, Inc.

Rush Bus Center, Alice

Rush Bus Center, Austin

Rush Bus Center, Corpus Christi

Rush Bus Center, Dallas

Rush Bus Center, Dallas, Number 2

Rush Bus Center, Fort Worth

Rush Bus Center, Houston

Rush Bus Center, Laredo

Rush Bus Center, Lufkin

Rush Bus Center, Pharr

Rush Bus Center, San Antonio

Rush Bus Center, San Antonio, Number 2

Rush Bus Center, Sealy

Rush Bus Center, Texarkana

Rush Bus Center, Tyler

Rush Bus Center, Waco

Rush GMC Truck Center of El Paso, Inc.

Rush Isuzu Trucks, Austin

Rush Isuzu Trucks, Dallas

Rush Isuzu Trucks, Texarkana

Rush Isuzu Trucks, El Paso

Rush Isuzu Trucks, Sealy

Rush Isuzu Trucks, Waco

Rush Isuzu Trucks, Dallas

Rush Medium Duty Truck Center, Dallas

Rush Medium Duty Truck Center, San Antonio

Rush Medium Duty Truck Center, Waco

Rush Peterbilt Truck Center, Abilene

Rush Peterbilt Truck Center, Alice

Rush Peterbilt Truck Center, Amarillo

Rush Peterbilt Truck Center, Austin

Rush Peterbilt Truck Center, Corpus Christi

Rush Peterbilt Truck Center, Dalhart

Rush Peterbilt Truck Center, Dallas

Rush Peterbilt Truck Center, El Paso

Rush Peterbilt Truck Center, Fort Worth

Rush Peterbilt Truck Center, Hereford

Rush Peterbilt Truck Center, Houston

Rush Peterbilt Truck Center, Laredo

Rush Peterbilt Truck Center, Lubbock

Rush Peterbilt Truck Center, Lufkin

Rush Peterbilt Truck Center, Odessa

Rush Peterbilt Truck Center, Pharr

Rush Peterbilt Truck Center, San Antonio

Rush Peterbilt Truck Center, Sealy

Name	State of Incorporation	Names Under Which Subsidiary Does Business

Rush Peterbilt Truck Center, Texarkana

Rush Peterbilt Truck Center, Tyler

Rush Peterbilt Truck Center, Waco

Rush Towing Systems

Rush Truck Center

Rush Truck Center, Abilene

Rush Truck Center, Alice

Rush Truck Center, Amarillo

Rush Truck Center, Austin

Rush Truck Center, Corpus Christi

Rush Truck Center, Dalhart

Rush Truck Center, Dallas

Rush Truck Center, Denton

Rush Truck Center, El Paso

Rush Truck Center, Fort Worth

Rush Truck Center, Hereford

Rush Truck Center, Houston

Rush Truck Center, Laredo

Rush Truck Center, Lubbock

Rush Truck Center, Lufkin

Rush Truck Center, Odessa

Rush Truck Center, Pharr

Rush Truck Center, San Antonio

Rush Truck Center, Sealy

Rush Truck Center, Texarkana

Rush Truck Center, Tyler

Rush Truck Center, Waco

Rush Crane and Refuse Systems International

San Antonio Peterbilt, Inc.

San Antonio Peterbilt-GMC Truck, Inc.

World Wide Tires

Rush Truck Centers of Utah, Inc.	Delaware

Rush International Truck Center, Salt Lake City

Rush International Truck Center, Helper

Rush International Truck Center, Springville

Rush International Truck Center, St. George

Rush International Truck Center, Ogden

Rush Truck Center, Salt Lake City

Rush Truck Center, Helper

Rush Truck Center, Springville

Rush Truck Center, St. George

Rush Truck Center, Ogden

Rig Tough, Inc.	Delaware	None
Rush Truck Center of Albuquerque, Inc.	New Mexico	None
Rush GMC Truck Center of El Paso, Inc.	Delaware	None
Rush GMC Truck Center of Phoenix, Inc.	Delaware	None
Rush GMC Truck Center of San Diego, Inc.	Delaware	None
Rush GMC Truck Center of Tucson, Inc.	Delaware	None
Rush Accessories Corporation	Delaware	Chrome Country, Inc.
Rush Truck Leasing, Inc.	Delaware	Rush Crane Systems Rush Idealease, Charlotte Boise Idealease Salt Lake City Idealease Charlotte Idealease
Rush Equipment Centers of Texas, Inc.	Delaware	Rush Equipment Center, Houston
Rushtex, Inc.	Delaware	None

Name	State of Incorporation	Names Under Which Subsidiary Does Business
Rushco, Inc.	Delaware	None
Rush Administrative Services, Inc.	Delaware	None
Rush Idealease, Inc.	Delaware	None
Rush Real Estate Holdings, Inc.	Delaware	None
International General Agency	Texas	None
Los Cuernos, Inc.	Delaware	Los Cuernos Ranch
AiRush, Inc.	Delaware	None
Rush Retail Centers, Inc.	Delaware	None
Associated Acceptance, Inc.	Texas	Associated Insurance Services Automotive Industry Insurance Associated Truck Insurance Services
Associated Acceptance of Florida, Inc.	Delaware	None
Associated Acceptance of Oklahoma, Inc.	Delaware	None
Advance Premium Finance, Inc.	California	None
Adams International Trucks, Inc.	Delaware	None

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